SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   JANUARY 13, 2003
                                                         (JANUARY 10, 2003)
                                                         ----------------


                               NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-22616                      52-1822078
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                File Number)                Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                           --------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS
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           Exhibits

99.1       Press release issued January 10, 2003


ITEM 9.    REGULATION FD DISCLOSURE
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NTL Incorporated (formerly NTL Communications Corp. and referred to as "the
Company") announced on January 10, 2003 that its financial recapitalization plan was completed and the Company has emerged from Chapter 11 proceedings in the United States. The press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NTL INCORPORATED
                                      (Registrant)


                                  By:  /s/ Richard J. Lubasch
                                      ---------------------------------
                                Name:  Richard J. Lubasch
                               Title:  Executive Vice President,
                                         General Counsel and Secretary



Dated: January  13, 2003

                                 EXHIBIT INDEX
                                 -------------

Exhibit
-------

 99.1    Press release issued January 10, 2003


                                                                   Exhibit 99.1

[NTL LOGO]


                  NTL COMPLETES RESTRUCTURING, EXITS CHAPTER 11

NEW YORK and LONDON, January 10, 2003 - NTL Incorporated (formerly NTL Communications Corp. and referred to in this release as "the Company") announced today that its financial recapitalization plan has been successfully completed and the Company has emerged from Chapter 11 proceedings in the United States.

The company formerly known as NTL Incorporated ("Old NTL") and its subsidiaries have been reorganized into two separate companies: NTL Incorporated, formerly known as NTL Communications Corp., comprising Old NTL's UK and Ireland businesses, and NTL Europe, Inc., formerly known as NTL Incorporated, comprising Old NTL's assets in continental Europe as well as other minority investments and interests.

The Company's common stock (CUSIP 62940M104) and Series A warrants (CUSIP 62940M138) will trade on NASDAQ commencing Monday, January 13, 2003 under the symbols of NTLI and NTLIW, respectively. Shares of common stock of Old NTL, which previously traded under the symbol NTLDQ, have been cancelled.

Under the recapitalization plan, approved by the creditors of Old NTL and confirmed by the U.S. Bankruptcy Court for the Southern District of New York, approximately $10.9 billion in debt has been converted into equity in the two reorganized companies. Consummation of the recapitalization plan was subject to a number of conditions, all of which have now been met.

In connection with the Company's emergence from Chapter 11, the Company and certain of its subsidiaries issued $558.24 million aggregate principal face amount of 19% Senior Secured Notes due 2010. Initial purchasers of the notes also purchased 500,000 shares of Common Stock on the Effective Date. The gross proceeds from the notes and such shares totalled $500 million. The Company's lending banks in the UK have agreed to the issuance of the Notes as well as to certain amendments to the existing banking facilities. The $630 million DIP facility has been repaid in full.

On the Effective Date, all specified previously outstanding public debt and equity securities of the Company were cancelled and the Company issued (a) 50,500,969 shares of its common stock, par value $0.01 per share, and (b) eight year warrants to purchase 8,750,496 shares (subject to adjustment) of its common stock at an exercise price of $309.88 per share (subject to adjustment). As previously announced, the number of shares and warrants issued was reduced from the amounts originally cited in the Plan.

"Today's announcement marks a new beginning for the Company and is a tribute to the tremendous cooperation of our creditors and their confidence in NTL," said Barclay Knapp, chief executive officer of the Company. "Working with our creditors, we have successfully completed our recapitalization and have significantly reduced our debt."

"Operationally, despite being in US Chapter 11 and a challenging business environment, NTL has made steady progress during 2002, improving our products and services, reducing our churn rate and generating three consecutive quarters of positive operating cash flow. Our strategy going forward is to focus on delivering profitable growth and returning to service excellence."

                                     -Ends-



SUMMARY OF THE RECAPITALIZATION PLAN:

Pursuant to the recapitalization plan, Old NTL's bondholders received, in the aggregate, 100% of the initial equity of the Company and approximately 86.5% of the initial equity of NTL Europe Inc. NTL (Delaware) Inc.'s former bondholders had the opportunity to reinvest all or a portion of NTL (Delaware), Inc. cash to which they were otherwise entitled under the recapitalization plan in additional shares of common stock of NTL Incorporated. Preferred and common stockholders of Old NTL, including France Telecom, received a package of equity rights priced at a $10.5 billion enterprise value and Series A warrants entitling them to purchase new shares of common stock of the Company at the consummation of the plan (in the case of the equity rights) and for the duration of the eight-year warrants, at prescribed prices. Only a limited number of stockholders and bondholders exercised these rights.


o Holders of Diamond Cable Communications Limited notes received their pro rata share of 6,817,934 shares of NTL Incorporated Common Stock;

o Holders of the former NTL Communications Corp's senior notes received their pro rata share of (i) 41,376,048 shares of NTL Incorporated Common Stock,
     (ii) 74,425 shares of NTL Europe, Inc. Preferred Stock (assuming a $50.00 liquidation preference per share), (iii) 0.725% of the Delaware Cash Amount (as defined in the Plan), (iv) 5.012% of the NTL Cash Amount (as defined in the Plan), and (v) the entitlement to the value of 331,222 shares of NTL Europe, Inc. Common Stock pursuant to the terms of the recapitalization plan;

o Holders of the former NTL Communications Corp.'s subordinated notes received their pro rata share of (i) 823,129 shares of NTL Incorporated Common Stock, (ii) 6,615 shares of NTL Europe, Inc., Common Stock, (iii) 1,492 shares of NTL Europe, Inc. Preferred Stock (assuming a $50.00 liquidation preference per share), (iv) 0.014% of the Delaware Cash Amount, and (v) 0.100% of the NTL Cash Amount;

o Holders of NTL (Delaware), Inc. subordinated notes (other than France Telecom), received their pro rata share of (i) 665,314 shares of NTL Incorporated Common Stock, (ii) 10,692,532 shares of NTL Europe, Inc., Common Stock, (iii) 5,879,240 shares of NTL Europe, Inc. Preferred Stock (assuming a $50.00 liquidation preference per share), and (iv) 85.540% of the Delaware Cash Amount;

o Holders of the former NTL Incorporated's subordinated notes (other than France Telecom) received their pro rata share of (i) 317,576 shares of NTL Incorporated Common Stock, (ii) 6,270,159 shares of NTL Europe Inc., Common Stock, (iii) 1,408,861 shares of NTL Europe, Inc. Preferred Stock (assuming a $50.00 liquidation preference per share), (iv) 13.720% of the Delaware Cash Amount, and (v) 94.887% of the NTL Cash Amount;

o Holders of the former NTL Incorporated's old senior preferred stock received their pro rata share of (i) 749,119 NTL Incorporated Series A Warrants, (ii) 642,102 shares of NTL Europe, Inc. Common Stock;

o France Telecom received (i) 100% of the former NTL Incorporated's interest in Suez Lyonnaise Telecom, (ii) 6,040,347 NTL Incorporated Series A Warrants, and (iii) 376,910 shares of NTL Europe, Inc. Common Stock;

o Holders of the former NTL Incorporated's common stock (excluding France Telecom) will receive their pro rata share of (i) 1,960,536 NTL Incorporated Series A Warrants, and (iii) 1,680,459 shares of NTL Europe, Inc. Common Stock; and

o Holders of the former NTL Incorporated's warrants and options were not entitled to, and did not, receive or retain any property or interest on account of such old warrants and old options.

                                       * *
For more information on NTL Incorporated (formerly known as NTL Communications
 Corp.) contact:

In the US:
Analysts, Debt and Equity Holders:
Bret Richter, Senior Vice President Corporate Finance and Development Tamar Gerber, Director - Investor Relations
Tel: (+1) 212 906 8440, or via e-mail at investor_relations@ntli.com

Media:
Tim Payne - The Brunswick Group
Steve Lipin - The Brunswick Group
Tel: +1 212 333 3810

In the UK:
Analysts, Debt and Equity Holders:
Virginia Ramsden, +44 (0)20 7746 6826,
  or via e-mail at investorrelations@ntl.com

Media:
Alison Kirkwood, +44 (0)1256 752 662 / (0)7788 186154
Justine Parrish, +44 (0)207 746 4096 / (0)7966 421 991

Richard Oldworth, Jeremy Garcia or Mark Edwards- Buchanan Communication
Tel: +44 (0)20 7466 5000

For more information on NTL Europe Inc. (formerly known as NTL Incorporated), please refer to their Form 8-K filed today with the SEC or to their website: www.ntleurope.com